Accounts Receivable-Third Parties	6 Months Ended
Jun. 30, 2020
Accounts Receivable-Third Parties

5. Accounts Receivable—Third Parties

Accounts receivable from contracts with customers, net of allowance for doubtful accounts, consisted of the following:

	June 30,	December 31,
	2020	2019

	(in US$’000)
Accounts receivable, gross	44,631	41,426
Allowance for doubtful accounts	(8)	(16)
Accounts receivable, net	44,623	41,410

Substantially all accounts receivable are denominated in RMB, US$ and HK$ and are due within one year from the end of the reporting periods. The carrying values of accounts receivable approximate their fair values due to their short-term maturities.

Movements on the allowance for doubtful accounts:

	2020	2019

	(in US$’000)
As at January 1	16	41
Increase in allowance for doubtful accounts	8	14
Decrease in allowance due to subsequent collection	(16)	(34)
As at June 30	8	21